UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 23, 2012

Date of Report (Date of earliest event reported)

HARTE-HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Harte-Hanks, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 23, 2012, at which stockholders voted on the items below as indicated.

(1)	Election of two Class I directors to serve until the Company’s 2015 Annual Meeting of Stockholders:

	Number of Shares	Number of Shares	Broker
Nominee	Voted For	Withheld	Non-Votes
David L. Copeland	44,570,040	8,508,923	6,741,268
Christopher M. Harte	49,554,686	3,524,277	6,741,268

(2)	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2012:

Number of Shares	Number of Shares	Number of Shares
Voted For	Voted Against	Abstained
59,530,860	287,985	1,386

For more information on the foregoing proposals, see the Company’s proxy statement dated April 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte-Hanks, Inc. Dated: May 24, 2012

By:	/s/ Robert L. R. Munden
Senior Vice President, General Counsel & Secretary